                                                                   EXHIBIT 10.07

                            FIRSTFED BANCORP, INC.

                          INCENTIVE COMPENSATION PLAN


ARTICLE I. General Provisions
           ------------------

    1.01 Purpose. This document sets forth the FirstFed Bancorp, Inc. Incentive
         -------
Compensation Plan, as established by the Company. The Plan is maintained for the purpose of providing certain Directors and selected Employees with incentive compensation in the form of Bonuses, Stock Options, and Restricted Stock in the event the Company meets certain performance goals indicative of its profitability and stability in comparison to other thrift institutions doing business in the Fourth District of the Office of Thrift Supervision.

    1.02 Effective Date.  The effective date of this Plan is October 1, 1993.
         --------------

ARTICLE II.   Definitions
              -----------

    Unless the context clearly requires otherwise, the terms defined in this
Article II shall, for all purposes of this Plan, have the respective meanings specified in this Article II.

    2.01 "Bank" means First Federal Savings Bank.
          ----

    2.02 "Beneficiary" means the person or persons designated as a Participant's
          -----------
beneficiary or beneficiaries in accordance with Section 4.08.

    2.03 "Benefits" shall mean as to any Participant any benefits provided for
          --------
under Article IV.

    2.04 "Bonus Percentage" means the sum of the Safe ROA Bonus Percentage and
          ----------------
any Growth Rewards (with such Bonus Percentage being determined in accordance with Exhibit "A" hereof, the terms of which are hereby incorporated by reference as part of the Plan).

    2.05 "Bonuses" means cash bonuses payable to Participants pursuant to
          -------
Section 4.01 hereof.

    2.06 "Change in Control" shall have the meaning set forth in Section 2(m) of
          -----------------
the Company's 1991 Incentive Stock Option Plan.

    2.07 "Code" means the Internal Revenue Code of 1986, as amended from time to
          ----
time. References to a Code section shall include any comparable section or sections of future legislation that amends, supplements or supersedes such section.

    2.08 "Committee" means those Directors of the Company who are not Employees,
          ---------
and have not been Employees for the preceding 12 months, except that such Directors shall have the discretion to delegate their authority under the Plan to a committee consisting of two or more Directors who are "Non-employee Directors" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). Members of the Committee shall serve at the pleasure of the Company.

    2.09 "Common Stock" means the common stock, par value $.01 per share, of the
          ------------
Company.

    2.10 "Compensation" means (i) in the case of an Employee or Key Employee,
          ------------
the base salary payable by the Bank and/or the Company to said Employee or Key Employee as of the last day of the applicable Plan Year, and (ii) in the case of a Director who is not an Employee or a Key Employee, the annual fees payable from the Bank and/or the Company to the Director as of the last day of the applicable Plan Year.

    2.11 "Company" means FirstFed Bancorp, Inc.
          -------

    2.12 "Director" means any member of the Board of Directors of the Company.
          --------

    2.13 "Employee" means any individual who performs service in the business of
          --------
the Company or the Bank, excluding any individual who (i) performs such services solely as a self-employed person or solely as a Director, or (ii) first becomes employed by the Company or a subsidiary of the Company as a direct result of a merger or other acquisition by the Company or a subsidiary of the Company. Notwithstanding the foregoing, the Committee may in its discretion resolve, in writing, that any or all of the individuals described in clause (ii) of the preceding sentence be treated as Employees for purposes of the Plan.

    2.14 "ERISA" means the Employee Retirement Income Security Act of 1974, as
          -----
amended from time to time.

    2.15 "Growth Rewards" means the sum of certain percentages that are
          --------------
determined by performance goals and factors established by the Board of Directors. Prior to the beginning of each new Plan Year, the Board has the discretion to revise any or all of the performance goals, and expand (or reduce) the factors being considered.

    2.16 "Option", "Option Price," and "Optioned Shares" have the meanings set
          ------    ------------        ---------------
forth in the Stock Option Plan.

    2.17 "Participant" means an Employee or Director who has become a
          -----------
Participant in the Plan as provided in Article III.

    2.18 "Peer Group" means all thrift institutions headquartered in the Fourth
          ----------
District, with comparability data to be based upon the published reports of the Federal Home Loan Bank of Atlanta (or such other independent entity as shall provide such date in the ordinary course of its business).

    2.19 "Plan" means the FirstFed Bancorp, Inc. Incentive Compensation Plan, as
          ----
herein set forth and as it may from time to time be amended.

    2.20 "Plan Year" means the 12 consecutive month period beginning October 1,
          ---------
1993 and on each anniversary of that date.

    2.21 "Restricted Stock Award" means an award to Participants pursuant to
          ----------------------
Section 4.02 hereof.

    2.22 "Retirement" means a Participant's termination of service with the Bank
          ----------
or the Company on or after attaining age 65.

    2.23 "Share" means one share of Common Stock.
          -----

    2.24 "Stock Option Plan" means the FirstFed Bancorp, Inc. 1991 Incentive
          -----------------
Stock Option Plan, as amended from time to time.

    2.25 "Years of Service" means each full 12-month period, measured from the
          ----------------
date on which a Restricted Stock Award is made and each anniversary of that date, during which a Participant remains a Director or Employee.

ARTICLE III.  Eligibility and Participation
              -----------------------------

    3.01 General Rules. Directors who are not Employees shall receive only the
         -------------
formula awards provided for in Article IV, and shall participate in the Plan only for Plan Years in which they are serving on the Board on the first day of the Plan Year, and shall otherwise be ineligible to participate in the Plan. An Employee shall participate in the Plan for a particular Plan Year only if the Employee is a full-time Employee at some time during the Plan Year. On or before the first day of each Plan Year, the Board of Directors, in its discretion, shall select the Employee or Employees who shall be treated as "Key Employees" for the Plan Year, provided that for the Plan Year beginning October 1, 1993, the Board of Directors may at any time during the Plan Year, in its discretion, select the Employees who shall be treated as "Key Employees" for such Plan Year. The Committee may, in its sole discretion, limit participation in the Plan for any reason including, but not limited to, ensuring that the Plan at all times is a plan described in Section 201(2) of ERISA.

    3.02 Effect of Partial Year of Service Following Date of Hire.
         --------------------------------------------------------
Notwithstanding any provision of the Plan inconsistent herewith, a Participant who begins service with the Company or the Bank after the first day of a Plan Year, shall be entitled to a fraction of the Benefits otherwise payable for that Plan Year, with said fraction being equal to the number of days for which the Participant was a Director or Employee during the Plan Year, divided by 365.

    3.03 Effect of Termination of Service. Notwithstanding any provision of the
         --------------------------------
Plan inconsistent herewith: (i) a Participant who terminates service with the Company or the Bank during a Plan Year due to his death, his disability, his Retirement, or within 12 months following a Change in Control shall be entitled to a fraction of the Benefits otherwise payable for the Plan Year, with said fraction being equal to the number of days for which the Participant was a Director or Employee during the Plan Year, divided by 365, and (ii) a Participant who terminates service with the Company or the Bank during a Plan Year for a reason other than his death, his disability, his Retirement, or within 12 months following a Change in Control shall be ineligible to receive any Benefits for the Plan Year.


ARTICLE IV.   Benefits
              --------
    4.01 Bonuses.
         -------

    (a)  Amount of Bonuses. The aggregate Bonuses payable for each Plan Year
         -----------------
shall equal the product of the total Compensation of eligible Participants and the Bonus Percentage for the Plan Year. Said Bonuses shall be divided between any Participants who are eligible, under Section 3.01 hereof, to receive a Bonus based on their relative Compensation for the Plan Year.

    (b)  Capitalization Requirement. Notwithstanding anything herein to the
         --------------------------
contrary, the aggregate amount of Bonuses payable in cash or in Options shall be proportionately reduced (to zero, if necessary) to the extent that the payment would cause the Bank and the Company on a consolidated financial basis to fail to be a well-capitalized institution for the fiscal year, unless the Committee determines, in the case of Employees and Key Employees, in its discretion that such failure should be disregarded because of an extraordinary financial event.

    4.02  Restricted Stock Awards
          -----------------------

    (a)  Amount of Award. Except as otherwise provided in this Article, for each
         ---------------
Plan Year, the Company shall make a Restricted Stock Award to those Participants who receive Bonuses for the Plan Year, according to the following schedule, unless in the case of Employees, the Committee determines, by resolution adopted before the first day of the Plan Year to which a particular Restricted Stock Award relates, to lower the percentage set forth below for determining the Restricted Stock Awards made to Employees hereunder:


    Class of Participants         Restricted Stock Award
    ---------------------         ----------------------
    Each Non-employee Director    An equal number of Shares of Restricted Stock
                                  having an aggregate fair market value equal to
                                  7% of the total Bonuses paid to Directors and
                                  Key Employees for the Plan Year.

    Each Key Employee             A number of Shares of Restricted Stock,
                                  apportioned based on the relative Compensation
                                  of Key Employees, that have an aggregate fair
                                  market value equal to 14% of the total Bonuses
                                  paid to Directors and Key Employees for the
                                  Plan Year.

    Each non-Key Employee         Ineligible for Restricted Stock Awards.

    For purposes hereof, the Committee shall determine fair market value in accordance with the Stock Option Plan.

    (b) Vesting: General Schedule. The Shares subject to Restricted Stock Awards
        -------------------------
made hereunder shall become earned and non-forfeitable by the Participant at the rate of one-third per Year of Service; provided that each Participant may elect before any Plan Year to have his Restricted Stock Award (if any) for such Plan Year transferred into the Company's Deferred Compensation Plan for deferred distribution in accordance with its terms.

    (c) Vesting: Exception for Termination Due to Retirement, Death, or
        ---------------------------------------------------------------
Disability. Notwithstanding the vesting schedule set forth in Section 4.02(b)
----------
above, all Shares subject to a Restricted Stock Award held by a Participant whose service with the Company terminates due to Retirement, death, or is discharged from service as an Employee for a reason other than Cause (as defined in Section 4.04 hereof) shall be deemed earned as of the Participant's last day of employment with the Company and shall be distributed as soon as practicable thereafter.

    (d) Vesting: Exception for a Change in Control. Notwithstanding the vesting
        ------------------------------------------
schedule set forth in Section 4.02(b) above, all Shares subject to a Restricted Stock Award held by a Participant shall be deemed to be immediately 100% earned and non-forfeitable in the event of a Change in Control. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding as to all affected Participants.

    (e) Form of Distribution. As soon as practicable after a Participant becomes
        --------------------
entitled to receive a Restricted Stock Award, the Participant shall receive Common Stock subject to the forfeiture provisions set forth in Sections 4.02(b) through (d) hereof. The Common Stock associated with Restricted Stock Awards may be authorized but unissued or treasury shares, and the certificates for such Common Stock shall be issued in the name of the Participant, whereupon the Participant shall become a stockholder of the Company with respect to such Common Stock and shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Shares and the right to vote such Shares. In addition, the certificates for such Common Stock shall bear the following legend reflecting that the Shares represented thereby are subject to restrictions against transfer and to forfeiture in accordance with the Plan and the Participant's Restricted Stock Award:

    "The transferability of this certificate and the shares of stock represented thereby are subject to the terms and conditions (including forfeiture) contained in the FirstFed Bancorp, Inc. Incentive Compensation Plan, and a Restricted Stock Award made thereunder by the FirstFed Bancorp, Inc. Incentive Compensation Plan Committee. Copies of such Plan and Restricted Stock Award are on file in the offices of the Secretary of FirstFed Bancorp, Inc., 1630 Fourth Avenue, North, Bessemer, Alabama 35020-5711."

    As a Participant earns the Restricted Stock subject to a Restricted Stock Award, the Participant (or, in the event of the Participant's death, the legal representative of his estate, or if the personal representative of the Participant's estate shall have assigned the estate's interest in the Restricted Stock, to the person or persons to whom his rights under such Common Stock shall have passed by assignment pursuant to his will or to the laws of descent and distribution) may surrender the Common Stock certificates bearing the foregoing legend, whereupon the Company shall cause such certificates to be reissued without the legend. If a Participant who has received Restricted Stock hereunder forfeits any or all of such Restricted Stock, the Participant shall, within 30 days after terminating service as a Director or Employee, pay the Company an amount equal to the dividends attributable to the forfeited Restricted Stock.

    (f)  Six-Month Holding Period. In no event may Restricted Stock be sold
         ------------------------
within the six-month period following the underlying Restricted Stock Award, except in the event of the Participant's Retirement, death or disability, a Change in Control (as defined in the Company's 1991 Incentive Stock Option
Plan), or such other event as the Board may specifically deem appropriate.

    4.03 Stock Option Grants. For each Plan Year, the Company shall grant to
         -------------------
each Participant Options to purchase five times the number of Shares subject to a Restricted Stock Award for the Plan Year, unless the Committee determines, by resolution adopted before the first day of the Plan Year to which a particular grant or grants relate, that such Options shall relate to a lesser number of Shares. To the extent not inconsistent with the Plan, the terms and conditions of the Options shall be determined by the Committee in accordance with the Stock Option Plan.

    Notwithstanding any other provision of this Plan to the contrary, Common Stock that is purchased upon exercise of an Option may not be sold within the six-month period following the grant date of that Option, except in the event of the Participant's Retirement, death or disability, a Change in Control (as defined in the Company's 1991 Incentive Stock Option Plan), or such other event as the Board may specifically deem appropriate.

    4.04 Revocation for Misconduct. Notwithstanding anything herein to the
         -------------------------
contrary, the Company's Board of Directors may, by resolution, immediately revoke, rescind and terminate any Benefits earned by Employees, to the extent the Employee has not collected a Bonus, exercised an Option, or received Shares, as the case may be, if the Employee is discharged from the employ of the Company or the Bank for Cause (as hereinafter defined), or is discovered after termination of employment to have engaged in conduct that would have justified termination for Cause. "Cause" is defined as personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, or a material breach of the Participant's employment agreement (if any) with the Bank. A determination of Cause shall be made by the Company's Board of Directors within its sole discretion.

    4.05 Payment of Benefits. All Benefits under this Plan shall be provided by
         -------------------
the Company directly to Participants, and the Committee shall have no responsibility thereto other than (i) to inform the Company, as soon as practicable after the end of each calendar year, in writing as to the Benefits to be provided, and (ii) with respect to Restricted Stock Awards, to follow such reasonable directions as the Company shall make as to the payment of Shares to Participants.

    4.06 Source of Benefits.
         ------------------

    (a)  Shares Subject to the Plan. Except as otherwise required by the
         --------------------------
provisions of Section 4.06(b) hereof, the aggregate number of Shares deliverable to Participants pursuant to the Plan shall not exceed 24,000 Shares. Such Shares may either be authorized but unissued Shares or Shares held in treasury.

    If Options should expire, become unexercisable or be forfeited for any reason without having been exercised in full, or if a Restricted Stock Award should be forfeited for any reason, the Shares subject to such Options or

Restricted Stock Award shall, unless the Plan shall have been terminated, be available for the grant of additional Options or Restricted Share Awards under the Plan.

    (b)  Effect of Change in Common Shares Subject to the Plan. In the event
         -----------------------------------------------------
that each of the outstanding Shares (other than Shares held by dissenting shareholders) shall be changed into or exchanged for a different number or kind of shares of capital stock of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock dividend, split-up, combination of shares, or otherwise), then there shall be substituted for each Share of Common Stock then under Option or subject to a Restricted Stock Award, or available for grant or award under the Plan, the number and kind of shares of capital stock into which each out-standing Share of Common Stock (other than Shares held by dissenting stockholders) shall be so changed or for which each such Share shall be so exchanged, together with an appropriate adjustment of the Option Price (in the case of Options).

    In the event there shall be any change in the number of, or kind of, issued shares of Common Stock, or of any capital stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, then if the Committee shall, in its discretion, determine that such change equitably requires an adjustment in the number or kind of Shares then subject to an Option (including the Option Price) or a Restricted Stock Award, or otherwise available for grant or award under the Plan, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan.

    (c)  No Trust or Trust Fund. The Benefits payable under the Plan shall be
         ----------------------
paid by the Company out of its general assets and shall not be funded by trust or otherwise, except to the extent Section 4.02 requires the Company to transfer to the Committee Shares subject to Restricted Stock Awards. Nothing contained in this Plan shall constitute, or be treated as, a trust or create any fiduciary relationship. The Company shall be under no obligation to segregate any assets for the purpose of providing Benefits under the Plan and no person or entity which is entitled to payment under the terms of the Plan shall have any claim, right, security interest, or other interest in any fund, trust, account, insurance contract, or asset of the Company. To the extent that a Participant or any other person acquires a right to receive any Benefit under the Plan, such right shall be limited to that of a recipient of an unfunded, unsecured promise to pay amounts in the future and the Participant's (or other person's) position with respect to such amounts shall be that of a general unsecured creditor of the Company.

    4.07 Minority, Disability, or Incompetency. If any Benefit becomes payable
         -------------------------------------
under this Plan to a minor, to a person under legal disability or to a person not adjudicated incompetent but who the Committee in its discretion determines to be incapable by reason of illness or mental or physical disability of managing his financial affairs, the Committee may direct that such Benefit shall be paid to the legal representative or custodian of such person or to any relative or friend of such person, or that such amount be paid directly for such person's support and maintenance. Payments so made in good faith shall completely discharge the Committee and the Company of any and all obligations and liabilities with respect to such payments.

    4.08 Designation of Beneficiary. A Participant may file with the Committee a
         --------------------------
written designation of a Beneficiary who is to receive his vested benefits in the event of the Participant's death prior to his or her collection of said benefits. Such designation of Beneficiary may be changed at any time by written notice to the Committee. The designation last filed with the Committee shall be controlling. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of the Participant's death, the Participant's estate shall be deemed to be the Beneficiary for purposes of this Plan.


ARTICLE V.  Plan Administration
            -------------------

    5.01 The Committee. In its sole and absolute discretion, which discretion
         -------------
when exercised shall be final and binding on all parties, the Committee shall have the responsibility and authority to control the operation and administration of the Plan in accordance with its terms including, without limiting the generality of the foregoing, the powers and duties: (i) to interpret, apply, and administer the Plan, to decide all questions of eligibility, participation, status, benefits, and rights of Participants and Beneficiaries under the Plan; (ii) to establish and amend such rules and procedures as it deems necessary or appropriate to the proper administration of the Plan; (iii) to employ or retain such agents as it deems necessary or advisable to assist in the administration of the Plan, and to delegate to the extent permitted by applicable law such powers and duties as it deems necessary or advisable, (iv) to prepare and file all statements, returns, and reports required to be filed by the Plan with any agency of government; (v) to comply with all disclosure requirements of all applicable state and federal law; and
(vi) to perform all functions otherwise assigned to it under the terms of the Plan.

    5.02 Claims Procedure. Claims for Benefits under the Plan shall be filed in
         ----------------
writing with the Committee. Written notice of the Committee's disposition of a claim generally shall be furnished to the claimant within 60 days after the application therefor is filed. However, if special circumstances exist of which the Committee notifies the claimant within such 60 day period, the Committee may extend such period to the extent necessary, but in no event beyond 180 days after the claim is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in writing, pertinent provisions of the Plan shall be cited and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. Any claimant who has been denied a Benefit shall be entitled, upon request to the Committee, to appeal the denial of his claim within 60 days following the Committee's determination described in the preceding sentence. Upon such appeal, the claimant, or his representative, shall be entitled to examine pertinent documents, submit issues and comments in writing to the Committee, and meet with the Committee. The Committee shall review its decision and issue a final decision to the claimant in writing, generally within 60 days following such appeal. However, if special circumstances exist of which the Committee notifies the claimant within such 60 day period, the Committee may extend such period to the extent necessary, but in no event beyond 120 days following such appeal.


ARTICLE VI. Amendment and Termination
            -------------------------

    6.01 Right to Amend or Terminate. The Board of Directors of the Company
         ---------------------------
reserves the right at any time to terminate or amend the Plan in any manner and for any reason; provided, that no amendment or termination shall, without the consent of the Participant or, if applicable, the Beneficiary, adversely affect such Participant's or Beneficiary's rights with respect to Benefits accrued as of the date of such amendment or termination. In the event of a Change in Control, each Employee who is a Participant on the date of the Change in Control shall be entitled to receive Benefits for the Plan Year in which the Change in Control closes in an amount not less than the product of (i) a fraction with a numerator equal to the number of days during which the Plan was in effect during the Plan Year, and a denominator equal to 365, and (ii) the highest Benefits paid to the Participant during the preceding three Plan Years.

ARTICLE VII.  General Provisions
              ------------------

    7.01 Transferability. Options and Restricted Stock Awards (together,
         ---------------
"Awards") may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Awards may transfer such Awards (but not incentive stock options) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Section
7.01. Awards which are transferred pursuant to this Section 7.01 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

    7.02 No Enlargement of Employment Rights. Nothing contained in this Plan
         -----------------------------------
shall give or be construed as giving any Employee the right to be retained in the service of the Bank or the Company, or shall interfere with the right of the Bank or the Company to discharge or otherwise terminate any Employee's employment at any time.

    7.03 Gender. Whenever any masculine terminology is used in this Plan, it
         ------
shall be taken to include the feminine, unless the context otherwise indicates.

    7.04 Applicable Law. This Plan shall be construed and regulated, and its
         --------------
validity and effect and the rights hereunder of all parties interested shall at all times be determined, in accordance with the laws of the State of Alabama, except to the extent such state law is preempted by federal law.

    7.05 Titles and Headings. The titles and headings included herein are
         -------------------
included for convenience only and shall not be construed as in any way affecting or modifying the text of this Plan, which text shall control.

    7.06 Withholding. The Company reserves the right to withhold from payments
         -----------
of Benefits such amounts of income, payroll, and other taxes as it deems advisable, and if the amount of such cash payment is not sufficient, the Company may require the Participant or Beneficiary to pay the amount required to be withheld as a condition of delivering Benefits under the Plan.

                                                                EXHIBIT "A"

                            FIRSTFED BANCORP, INC.
                          INCENTIVE COMPENSATION PLAN

                         ----------------------------

                         EXHIBIT REGARDING BONUS POOL

                         ----------------------------


    For each plan year, the Bonus Percentage shall equal the sum of the Safe ROA Bonus Percentage and the Growth Rewards (as established by the Board of Directors prior to the beginning of each plan year). The Safe ROA Bonus Percentage shall be determined in the manner set forth below, unless, before a new plan year begins, the Board exercises its discretion to revise any or all of the performance goals referenced below, or expands (or reduces) the factors being considered.

Safe ROA Bonus          Equals the Safe Performance Factor times the ROAA*
Percentage              Percentage determined in accordance with the following
                        schedule:

                             ROAA                                           ROAA
                           Ratio* *                                      Percentage
                         -----------                                     ----------
                         75% or Less                                           0%
                                     [ ----- pro rata in between ----- ]
                        125% or More                                           20%

                        * Means return-on-average assets (i) as determined in accordance with generally accepted accounting principles, and (ii) after consideration of the amount of Safe ROA Bonus Percentage payable.

                        ** Determined by dividing the Company's ROAA for the plan year by the ROAA of the companies in the Peer Group for the 12-month period ending on the June 30 within such plan year.

Safe Performance        Equals the NPA Factor times the CAMEL Factor
Factor

NPA Factor                      NPA                                       NPA
                              Ratio***                                  Factor
                             ----------                                 ------
                             1% or Less                                   1.2
                                        [pro rata reduction in between]
                             3% or More                                    .4

                        ***Represents the ratio of the Company's and the Bank's nonperforming loans (loans over 90 days delinquent and still accruing, non-accrual loans, and real estate owned) as a percentage of their total assets as of the last day of the plan year, as determined in accordance with generally accepted accounting principles.

CAMEL Factor

                         CAMEL Rating                             CAMEL Factor
                         ------------                             ------------
                               1                                      1.20
                               2                                      1.00
                               3                                       .50
                             4 or 5                                   0

                                       9